UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2022

REVELATION BIOSCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39603	84-3898466
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4660 La Jolla Village Drive, Suite 100, San Diego, CA 92122

(Address of Principal Executive Offices) (Zip Code)

(650) 800-3717

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	REVBU	The Nasdaq Stock Market LLC
Common stock, par value $0.001 per share	REVB	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for a share of common stock at an exercise price of $11.50 per share	REVBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in the Registrant’s Certifying Accountant.

On May 2, 2022, the audit committee of the Board of Directors of Revelation Biosciences, Inc. (Revelation) approved a resolution appointing Baker Tilly US, LLP (“Baker Tilly”) as Revelation’s independent registered public accounting firm to audit Revelation’s consolidated financial statements for the fiscal year ending December 31, 2022. Baker Tilly served as the independent registered public accounting firm of Revelation Biosciences Sub, Inc. (“Revelation Sub”), our wholly owned subsidiary, prior to the previously announced business combination that closed on January 10, 2022 (the “Business Combination”). Accordingly, dbbmckennon, Revelation’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by Baker Tilly as Revelation’s independent registered public accounting firm, effective upon completion of its audit of Revelation’s consolidated financial statements for the fiscal year ending December 31, 2021, which consist only of the accounts of the pre-Business Combination Special Purpose Acquisition Company.

The reports of dbbmckennon on Revelation’s financial statements as of and for the two most recent fiscal years (ending December 31, 2021 and December 31, 2020) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During Revelation’s two most recent fiscal years (ending December 31, 2021 and December 31, 2020) and the subsequent interim period through May 2, 2022, there were no disagreements between Revelation and dbbmckennon on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of dbbmckennon, would have caused it to make reference to the subject matter of the disagreements in its reports on Revelation’s financial statements for such years.

During Revelation’s two most recent fiscal years (ending December 31, 2021 and December 31, 2020) and the subsequent interim period through May 2, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

Revelation provided dbbmckennon with a copy of the foregoing disclosures and has requested that dbbmckennon furnish Revelation with a letter addressed to the SEC stating whether it agrees with the statements made by Revelation set forth above. A copy of dbbmckennon’s letter, dated on May 2, 2022, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the fiscal years ending December 31, 2021 and December 31, 2020 and the subsequent interim periods through May 2, 2022, neither Revelation, nor any party on behalf of Revelation, consulted with Baker Tilly with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to Revelation’s consolidated financial statements, and no written report or oral advice was provided to Revelation by Baker Tilly that was an important factor considered by Revelation in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from DBB McKennon to the SEC, dated May 6, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2022

REVELATION BIOSCIENCES, INC.

By:	/s/ Chester S. Zygmont, III
Name:	Chester S. Zygmont, III
Title:	Chief Financial Officer

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